SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                             ____________


                               FORM 8-K

                            CURRENT REPORT
                              ON FORM 8-K
                              PURSUANT TO
                      SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of              December 31, 1998
earliest event reported):


                      THE VIALINK COMPANY
             (Exact Name of Registrant as Specified
                        in Its Charter)


                           Oklahoma
                       (State of Other
                       Jurisdiction of
                        Incorporation)


000-21729                                              73-1247666
(Commission File                                    (IRS Employer
Number)                                       Identification No.)


13800 Benson Road, Edmond, Oklahoma                    73013-6417
(Address of Principal Executive Offices)               (Zip Code)


                         (405) 936-2500
                (Registrant's Telephone Number,
                      Including Area Code)


                              N/A
               (Former Name or Former Address, if
                   Changed Since Last Report)

Item 2.Acquisition or Disposition of Assets.

          On December 31, 1998, we sold our ijob, Inc. subsidiary to DCM Company, Inc., a corporation wholly owned by David C. Mitchell, the President and a member of the Board of Directors of ijob at the time of the sale. Our ijob subsidiary operated our Web-based human resources application asset. The sale of ijob represents another step in our effort to shed non-core assets and focus on the development of our viaLink services. We organized ijob in April 1997 to operate ijob.com, a human resources recruiting application.

          DCM purchased all of the outstanding stock of ijob from us in exchange for a secured, ten-year, $800,000 promissory note that accrues interest at a rate of 8% per annum. DCM is obligated to pay the note in full upon the occurrence of certain events, including, among other things, in the event that Mr. Mitchell ceases to own at least 51% of DCM. The note is collateralized by principally all of the fixed assets, contract rights, accounts receivable and general intangibles of ijob.

           The pro forma consolidated statement of operations attached as Exhibit 99.1 hereto is intended to illustrate the effect of the sale of our ijob subsidiary, as well as the sale of our consulting business to The Netplex Group, Inc. effective September 1, 1998 and are based on available information and certain assumptions which we believe are reasonable. These assets accounted for 90% of our historical revenues.


Subsequent Event

          On March 11, 1999, we received $800,000 from DCM in full payment of the promissory note we were issued by DCM upon our sale of ijob. We have released all security interests which we held pursuant to the Security and Pledge Agreement in the fixed assets, contract rights, accounts receivable and general intangibles of ijob.


Item 7.Financial Statements, Pro Forma Financial Information and
       Exhibits

       (b)  Pro forma financial information

          The pro forma consolidated statement of operations included as Exhibit 99.1 hereto is provided to illustrate the effect on our historical financial statements of the sale of ijob on December 31, 1998, as well as the sale of our consulting business effective September 1, 1998.

          For more information on the sale of our consulting business, please refer to our Current Report on Form 8-K dated October 16, 1998.
[CAPTION]

       (c)  Exhibits

          No.       Description
          2.1*      Stock Purchase Agreement dated December 31, 1998
                    by and among Registrant, DCM Company, Inc., David
                    C. Mitchell and ijob, Inc. (filed as Exhibit 2.5
                    to Registrant's Annual Report on Form 10-KSB for
                    the year ending December 31, 1998 (the "1998 Form
                    10-KSB") and incorporated herein by reference)

          10.1* Secured Promissory Note dated December 31, 1998 entered into by DCM Company, Inc. and ijob, Inc.
                    in favor of Registrant, (filed as Exhibit 10.19 to the 1998 Form 10-KSB and incorporated herein by reference)

          10.2*      Security and Pledge Agreement dated as of December
                    31, 1998 by and among Registrant, DCM Company,
                    Inc. and ijob, Inc., (filed as Exhibit 10.20 to
                    the 1998 Form 10-KSB and incorporated herein by
                    reference)

          99.1      The following Pro Forma Consolidated Financial Statements of
                    Registrant:

                         Unaudited Pro Forma Consolidated Statement of
                         Operations for the Year Ended December 31,
                         1998



                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE VIALINK COMPANY
                                 (formerly Applied Intelligence
                                 Group, Inc.)


Dated:  March 17, 1999
                                 By: /s/ John M. Duck
                                    John M. Duck,
                                    Vice President and Chief Financial
                                      Officer
                                    (principal financial and accounting
                                     officer)





                             EXHIBIT INDEX

[CAPTION]

          No.       Description
          2.1*      Stock Purchase Agreement dated December 31, 1998
                    by and among Registrant, DCM Company, Inc., David
                    C. Mitchell and ijob, Inc. (filed as Exhibit 2.5
                    to Registrant's Annual Report on Form 10-KSB for
                    the year ending December 31, 1998 (the "1998 Form
                    10-KSB") and incorporated herein by reference)

          10.1* Secured Promissory Note dated December 31, 1998 entered into by DCM Company, Inc. and ijob, Inc.
                    in favor of Registrant (filed as Exhibit 10.19 to the 1998 Form 10-KSB and incorporated herein by reference)

          10.2*     Security and Pledge Agreement dated as of December
                    31, 1998 by and among Registrant, DCM Company,
                    Inc. and ijob, Inc. (filed as Exhibit 10.20 to the 1998 Form 10-KSB and incorporated herein by reference)

          99.1      The following Pro Forma Consolidated Financial Statements of
                    Registrant:

                         Unaudited Pro Forma Consolidated Statement of
                         Operations for the Year Ended December 31,
                         1998



                                                          EXHIBIT 99.1

       THE VIALINK COMPANY (formerly Applied Intelligence Group, Inc.)
          Unaudited Pro Forma Consolidated Statement of Operations

          The accompanying unaudited pro forma consolidated statement of operations is provided to illustrate the effect of the sale of The viaLink Company's (formerly Applied Intelligence Group, Inc.) ("viaLink") wholly-owned subsidiary, ijob, Inc., to DCM Company, Inc. and the sale of the consulting business of viaLink to The Netplex Group, Inc. on the historical financial statements of viaLink, as if these sales had occurred, for statement of operations purposes on January 1, 1998. The unaudited pro forma consolidated statement of operations is not necessarily indicative of operating results which would have been achieved had the sales been consummated as of the beginning of the period presented and should not be construed as representative of future operations. The unaudited pro forma adjustments described in the accompanying notes are based on available information and certain assumptions that viaLink believes are reasonable. These unaudited pro forma financial statements should be read in conjunction with the viaLink's Annual Report on Form 10-KSB for the year ended December 31, 1998.








  THE VIALINK COMPANY (formerly Applied Intelligence Group, Inc.)PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONSFor the Twelve Months Ended
                     December 31, 1998 (unaudited)
[CAPTION]


                                                 Pro Forma
                          Pro Forma              Adjustments
                         Adjustments  Pro Forma   Consulting
             December        ijob       December     Business       December
             31, 1998       Sale        31, 1998        Sale        31, 1998
             ----------   ----------  ----------  ----------      ----------
Revenues     $8,230,628  $ 666,125(a) $7,564,503  $6,831,916(e)   $  732,587

Expenses:
 Direct cost
  of sales    1,563,757        -       1,563,757  (1,563,757)(f)       -
 Salaries
 and benefits 5,256,247   (535,570)(b) 4,720,677     130,000 (g)   2,287,401
                                                  (2,563,276)(h)
 Selling,
 general and
 admini-
 strative     1,964,180   (269,196)(c) 1,694,984    (662,505)(i)     767,479
                                                    (265,000)(j)
 Interest
 expense, net   161,355        -         161,355    (161,355)(k)      -
 Depreciation
 and
 amortization   925,134    (56,553)(d)   868,581    (255,569)(l)    613,012
              ---------  ---------     ---------  ----------     ----------
Total
 Expenses     9,870,673   (861,319)    9,009,354  (5,341,462)     3,667,892
              ---------  ---------     ---------  ----------     ----------

(Loss) Income
 from
 Operations  (1,640,045)  (195,194)   (1,444,851)   1,490,454    (2,935,305)
              ---------   --------     ---------   ----------    ----------

Gain on sale
 of assets    2,998,453        -       2,998,453        -         2,998,453
Other income    340,670        -         340,670     (766,000)(m) 1,106,670
              ---------   --------     ---------   ----------    ----------
Income (loss) before
  income
  taxes       1,699,078   (195,194)    1,894,272      724,454     1,169,818

Provision
(benefit) for
 income taxes 1,049,440        -       1,049,440    1,049,440           -
              ---------   --------     ---------   ----------    ----------

Net income
(loss)          649,638   (195,194)      844,832      724,454       120,378

Other comprehensive loss:
  Unrealized
  loss on
  securities   (315,673)       -        (315,673)        -         (315,673)
               --------   ---------    ---------   ----------    ----------
Comprehensive income
(loss)        $ 333,965  $ (195,194)  $  529,159   $  724,454    $ (195,295)
              =========  ==========   ==========   ==========    ==========

Weighted average shares
 outstanding-
 Basic        2,741,041               2,741,041                   2,741,041
              =========              ==========                 ===========
Net income
 (loss) per
 common share-
 Basic        $    0.24               $    0.31                  $     0.04
              =========              ==========                  ==========
Weighted average common
 shares outstanding-
 Diluted      3,102,443               3,102,443                   3,102,443
              =========              ==========                 ===========
Net income (loss)
 per common share-
 Diluted      $    0.21              $     0.27                 $      0.04
              =========              ==========                 ===========

     The accompanying notes are an integral part of these pro forma consolidated financial statements.


    THE VIALINK COMPANY (formerly Applied Intelligence Group, Inc.)
        NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              (unaudited)

                           December 31, 1998


(a) This adjustment eliminates the revenue directly related to ijob, Inc. which was acquired by DCM Company, Inc. on December 31, 1998.

(b) The adjustment eliminates the direct and indirect payroll, taxes and benefits and contract labor expenses associated with ijob, Inc.

(c) This adjustment eliminates the direct and indirect selling, general and administrative expenses associated with ijob, Inc.

(d) This adjustment eliminates the depreciation and amortization of the fixed assets and capitalized software development costs that were associated with ijob, Inc.

(e) This adjustment eliminates the revenue directly related to the consulting business of viaLink which was sold to The Netplex Group, Inc. on September 1, 1998.

(f) This adjustment eliminates the direct cost of revenue associated with the product and solutions revenue of viaLink's consulting business.

(g) This adjustment accrues the estimated salary for the new CEO of viaLink.

(h) This adjustment eliminates the direct and indirect payroll, taxes and benefits and contract labor expenses associated with viaLink's consulting business.

(i) This adjustment eliminates the direct and indirect selling, general and administrative expenses associated with viaLink's Consulting Business.

(j) This adjustment reduces selling, general and administrative expenses for amounts that Netplex would have paid to viaLink under the Sub-lease and the Administrative Services Agreement had the sale been effective January 1, 1998.

(k) This adjustment eliminates interest expense because the proceeds of the sale would have paid viaLink's credit facility and shareholder notes at January 1, 1998.

(l) This adjustment eliminates the depreciation and amortization of the fixed assets and capitalized software development costs that were acquired by Netplex in the purchase of viaLink's consulting business.

(m) This adjustment records the income that would have been received under the Earn-out Agreement with Netplex effective January 1, 1998.